Pro Forma Condensed Combined Financial Statement

On April 1, 2010, China Transportation  International Holdings Group Limited (the “Registrant”), a Nevada corporation (fka China Ding Cheng Science Holdings Co., Ltd.), entered into a Share Exchange Agreement (the “Exchange Agreement”) with Eminent Promise Limited (“Eminent Promise”), a corporation incorporated under the laws of the British Virgin Islands, and the shareholders of Eminent Promise (the “Shareholders”).  Pursuant to the terms of the Exchange Agreement, the Shareholders agreed to transfer all of the issued and outstanding shares of common stock in Eminent Promise to the Registrant in exchange for the issuance of an aggregate of 14,700,000 shares of the Registrant’s common stock to the Shareholders, thereby causing Eminent Promise and its wholly-owned subsidiaries, Tone Express and Yiyang Tone Express to become wholly-owned subsidiaries of the Registrant and Yiyang Group to become an operating affiliate of the Registrant.  Upon the closing of the Share Exchange on April 1, 2010, the Shareholders of Eminent Promise delivered all of their equity capital in Eminent Promise to the Registrant in exchange for 14,700,000 shares of common stock of the Registrant.  Following the Share Exchange, the Registrant has a total of 20,000,000 shares of common stock issued and outstanding.

The following presents our unaudited pro forma financial information as of December 31, 2009 and for the year ended December 31, 2009 and 2008. The unaudited pro forma financial information is for informational purposes only and does not purport to present what our results would actually have been had these transactions actually occurred on the dates presented or to project our results of operations or financial position for any future period.

China Transportation International Holdings Group Limited
Unaudited Pro Forma Consolidated Balance Sheet
December 31, 2009

	China Transportation International Holdings Group Limited (fka China Ding Cheng)	Eminent Promise	Notes	Pro Forma Adjustments	Pro Forma Combined
Assets:

Cash and cash equivalents		$1,084,066			$1,084,066
Accounts receivable - net		782,258			782,258
Other receivables		466,414			466,414.00
Prepaid Expenses		234,412			234,412.00
Due from related parties		17,191,539			17,191,539
Total Current Assets	-	19,758,689		-	19,758,689

Down payment for motor vehicle		57,580			57,580
Property and equipment, net		12,530,798			12,530,798
Land use right, net		287,605			287,605.00
Total Assets	-	32,634,672		-	32,634,672

Liabilities and Stockholders' Equity

Current Liabilities:
					-
Accounts payable		1,077,254			1,077,254
Accrued expenses and other	3,042	1,280,444	B	29,695	1,313,181
Bank loans		8,224,127			8,224,127
Deposits and advances received from subcontractors		1,520,082			1,520,082
Deferred revenue		2,161,697			2,161,697
Due to non-controlling interests		318,901			318,901
Income tax payable		695,295			695,295
Due to Stockholder	14,789				14,789
Total Current Liabilities	17,831	15,277,800		29,695	15,325,326

Long Term Liabilities
Deferred revenue, net of current portion		8,646,790			8,646,790
Bank loans, net of current portion		33,640			33,640
Total Long-Term Liabilities	0	8,680,430		0	8,680,430

Total Liabilities	17,831	23,958,230		29,695	24,005,756

Equity

Preferred Stock: par value $.001; 30,000,000 shares authorized; no shares issued & outstanding	-	-			0
Common stock: par value $.001: 300,000,000 shares authorized; 20,000,000 shares issued and outstanding	20,000				20,000
Additional paid-in capital	292,928	2,413,564	a	(330,759)	2,375,733
Statutory reserve		1,573,267			1,573,267
Accumulated earning/deficit	(330,759)	3,888,097	a&b	301,064	3,858,402
Accumulated other comprehensive income		816,560			816,560
Stockholders' Equity	(17,831)	8,691,488		(29,695)	8,643,962

Non-controlling interests	-	(15,046)			(15,046)
Total equity	(17,831)	8,676,442		(29,695)	8,628,916
Total Liabilities and Stockholders' Equity	$ -	$32,634,672		$0	$32,634,672

See Notes to Unaudited Pro Forma Consolidated Financial Statements

China Transportation International Holdings Group Limited
Unaudited Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2009

	China Transportation International Holdings Group Limited (fka China Ding Cheng)	Eminent Promise	Notes	Pro Forma Adjustments	Pro Forma Combined

Net sales		$19,798,345			$19,798,345
Cost of Sales		12,274,580			12,274,580
Gross Profit	-	7,523,765			7,523,765

Operating expense:
Selling and marketing expenses		71,527			71,527
General and administrative expenses	23,130	2,669,802	b	29,695	2,722,627
Operating income	(23,130)	4,782,436		(29,695)	4,729,611

Other income (expense):
Other income		624,563			624,563
Interest expense		(464,657)			(464,657)
Other income (expenses), net		438,375			438,375
Total other income(expense)	-	598,281			598,281

Income(loss) before income taxes and non-controlling interests	(23,130)	5,380,717		(29,695)	5,327,892

Provision for income taxes		695,295			695,295

Income(loss) before non-controlling interests	(23,130)	4,685,422		(29,695)	4,632,597

Net (income) loss attributable to non-controlling interest		(2,823)			(2,823)

Net income (loss)	(23,130)	4,682,599		(29,695)	4,629,774

Other comprehensive income		17,174			17,174

Net income attributable to common shareholders	(23,130)	4,699,773		(29,695)	4,646,948

Net income (loss) per common share from Continuing Operations:
Basic & Diluted	($0.00)				$0.25

Weighted average common shares outstanding:
Basic & Diluted	18,657,534			0	18,657,534

See Notes to Unaudited Pro Forma Consolidated Financial Statements

China Transportation International Holdings Group Limited
Unaudited Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2008

	China Transportation International Holdings Group Limited (fka China Ding Cheng)	Eminent Promise	Notes	Pro Forma Adjustments	Pro Forma Combined

Net sales		$17,226,574			$17,226,574
Cost of Sales		12,278,804			12,278,804
Gross Profit	-	4,947,770			4,947,770

Operating expense:
Selling and marketing expenses		17,317			17,317
General and administrative expenses	6,362	1,090,129	b	29,695	1,126,186
Operating income	(6,362)	3,840,324		(29,695)	3,804,267

Other income (expense):
Other income		105,069			105,069
Interest expense		(220,035)			(220,035)
Other income (expenses), net		(61,735)			(61,735)
Total other income(expense)	-	(176,701)			(176,701)

Income(loss) before income taxes and non-controlling interests	(6,362)	3,663,623		(29,695)	3,627,566

Provision for income taxes

Income(loss) before income taxes and non-controlling interests	(6,362)	3,663,623		(29,695)	3,627,566

Net (income) loss attributable to non-controlling interest		6,072			6,072
					0
Net income (loss)	(6,362)	3,669,695		(29,695)	3,633,638

Other comprehensive income		377,809			377,809

Net income attributable to common shareholders	(6,362)	4,047,504		(29,695)	4,011,447

Net income (loss) per common share from Continuing Operations:
Basic & Diluted	($0.00)				$0.75

Weighted average common shares outstanding:
Basic & Diluted	5,314,964			0	5,314,964

See Notes to Unaudited Pro Forma Consolidated Financial Statements

Pro Forma Adjustments

The preceding unaudited condensed combined consolidated pro forma balance sheets have been prepared as if the share exchange Transaction was completed on December 31, 2009; the preceding unaudited condensed combined consolidated pro forma statements of operations have been prepared as if the share exchange transaction was completed, respectively, on January 1, 2009 and January 1, 2008. The following pro forma adjustments:

(a) This adjustment reflects the share exchange between our company and Eminent Promise resulting total 20,000,000 shares of common stock outstanding after the merger.

(b) This adjustment reflects the expenses and liabilities accrued during the merger.

Income (loss) Per Share from Continuing Operations

Pro forma basic and diluted shares outstanding include the weighted average number of common shares outstanding for our company during the respective periods, in addition to the common stock issued (if applicable) as a result of the share exchange assuming they had been issued at the beginning of the period. The common stock issued (if applicable) in connection with the share exchange Transaction is assumed to be outstanding for the entire period presented.